April 14, 2009

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

RE: Excellency Investment Realty Trust

We agree with the Company’s statements regarding changes in previously issued financial statements based on the fact that the Company could no longer support several previously issued numbers.  We recommended that management immediately file an 8-K warning investors to no longer rely on previously issued financial statements for the periods addressed in this form 8-K. We are in agreement with management’s intentions regarding the restatements discussed in this form 8-K.

/S/ M&K CPAS, PLLC

www.mkacpas.com
Houston, Texas